COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 11 OF THE 1998 PLAN RESTATEMENT


         Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1through 10, as permitted under Section 14.1 of the Plan, as follows:

         1. Section 3.2, entitled "Matching Contributions", is amended effective April 1, 2005 by changing Section 3.2(b) to read as follows:

         (B) AMOUNT OF CONTRIBUTION. THE MATCHING CONTRIBUTION REQUIRED TO BE MADE ON BEHALF OF AN EMPLOYEE UNDER SECTION 3.2(A) SHALL BE AN AMOUNT EQUAL TO 50 PERCENT OF THE SALARY REDUCTION CONTRIBUTIONS MADE ON BEHALF OF THE EMPLOYEE DURING THE PLAN YEAR PROVIDED, HOWEVER, THAT MATCHING CONTRIBUTIONS SHALL NOT EXCEED 3.0 PERCENT OF THE EMPLOYEE'S BASE PAY FOR THE PLAN YEAR.

         2. Section 9.1, entitled "Time of Distribution", is amended effective March 28, 2005 by changing Section 9.1(c)(1) to read as follows

         "(1) LIMITATION ON IMMEDIATE DISTRIBUTION. NOTWITHSTANDING SECTION 9.1(A), IF THE VALUE OF A PARTICIPANT'S ACCOUNTS EXCEEDS $5,000, NO DISTRIBUTION TO THE PARTICIPANT SHALL BE MADE BEFORE THE PARTICIPANT ATTAINS NORMAL RETIREMENT AGE UNLESS THE PARTICIPANT CONSENTS IN WRITING TO EARLIER PAYMENT. EFFECTIVE MARCH 28, 2005, IF THE VALUE OF A PARTICIPANT'S ACCOUNTS EXCEEDS $1,000, NO DISTRIBUTION TO THE PARTICIPANT SHALL BE MADE BEFORE THE PARTICIPANT ATTAINS NORMAL RETIREMENT AGE UNLESS THE PARTICIPANT AFFIRMATIVELY ELECTS WHETHER THE PAYMENT WILL BE MADE DIRECTLY TO THE PARTICIPANT OR TO AN ELIGIBLE RETIREMENT PLAN AS A DIRECT ROLLOVER. THE COMMITTEE SHALL GIVE THE PARTICIPANT WRITTEN NOTICE THAT HE NEED NOT ACCEPT DISTRIBUTION PRIOR TO NORMAL RETIREMENT AGE. THE WRITTEN NOTICE SHALL BE FURNISHED AT LEAST 30 DAYS, BUT NOT MORE THAN 90 DAYS BEFORE THE DATE OF DISTRIBUTION, UNLESS THE PARTICIPANT WAIVES THE 30-DAY NOTICE IN ACCORDANCE WITH APPLICABLE TREASURY RULES. SUCH NOTICE AND CONSENT SHALL NOT BE REQUIRED AFTER THE DEATH OF THE PARTICIPANT."


         IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 31st day of March, 2005.


                                  COLUMBUS McKINNON CORPORATION

                                  By     /S/ TIMOTHY R. HARVEY
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                                  Title  CORPORATE SECRETARY
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